VOYA MUTUAL FUNDS

Voya Global Perspectives Fund

(“Fund”)

Supplement dated November 7, 2014

to the Fund’s Class A, Class C, Class I, Class R, and Class W Prospectus (“Prospectus”)

dated February 28, 2014, as supplemented May 1, 2014

Effective December 31, 2014, the section entitled “Key Information about the Underlying Funds” of the Fund’s Prospectus is hereby revised as follows:

1.              All references to Voya Core Equity Research Fund as an underling fund of the Fund are hereby deleted in their entirety.

2.              The following paragraphs are added to the section entitled “Key Information about the Underlying Funds” of the Fund’s Prospectus:

Underlying Fund: Voya Corporate Leaders 100 Fund (formerly, ING Corporate Leaders 100 Fund)

Investment Adviser: Voya Investments, LLC

Sub-Adviser: Voya Investment Management Co. LLC

Investment Objective:  Outperform the S&P 500® Index.

Main Investments: The fund invests primarily in equity securities of issuers listed on the S&P 100 Index, a subset of the S&P 500® Index. Equity securities include, but are not limited to, common and preferred stock, warrants and convertible securities. The fund also invests in derivatives including, but not limited to, futures. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.  The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

3.              The following risk is added to the section entitled “More Information about Principal Risks that Apply Only to the Underlying Funds” of the Fund’s Prospectus:

Index Strategy. The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE